EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS REPORTS
2018 SECOND QUARTER FINANCIAL RESULTS

•	Agreement to Divest West Texas LPG Pipeline Interest

•	Improved Pro-Forma Total Leverage to 4.36 times

•	Quarterly Distribution Coverage Ratio In-Line with Guidance

KILGORE, Texas, July 25, 2018 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the quarter ended June 30, 2018.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of the Partnership said, "I am pleased to announce that the Partnership has entered into an agreement with ONEOK, Inc. to sell our 20 percent non-operating partnership interests in the West Texas LPG Pipeline Limited Partnership for $195.0 million. We expect the transaction to close on July 31, 2018 and will use net proceeds of approximately $193.7 million to reduce outstanding borrowings under the Partnership’s revolving credit facility. Accordingly, our pro-forma leverage is 4.36 times compared to actual leverage of 5.46 times at June 30, 2018. In addition, the Partnership’s forecasted growth capital expenditures will be reduced by approximately $24.2 million for the remainder of 2018.

"Addressing our second quarter 2018 performance, the Partnership generated a distribution coverage ratio of 0.56 times. While cash flow trailed guidance by approximately $5.7 million, our coverage ratio was substantially in line with our internal forecast based on lower maintenance capital expenditures. Our second quarter results include a one-time negative inventory adjustment of $3.9 million in the fertilizer division of our Sulfur Services segment. The adjustment is a result of utilizing newly implemented three-dimensional stockpile measurement technology to determine dry bulk inventory. Partially offsetting the inventory adjustment was better than forecasted Marine Transportation performance driven by improving day rates and fleet utilization.

"Based on lower project costs and timing differences we are reducing our full year maintenance capital expenditure guidance by $5.0 million to $24.3 million. After giving effect to the transaction, our six month pro-forma distribution coverage ratio is 1.01 times and our full year forecasted ratio remains at 1.00 times.

"Management continues to be focused on improving the leverage profile of the Partnership. By executing the pipeline divestiture we achieve our goal of less than 4.50 times."

The Partnership had net loss for the second quarter 2018 of $7.2 million, a loss of $0.18 per limited partner unit. The Partnership had net income for the second quarter 2017 of $1.0 million, or $0.03 per limited partner unit. The Partnership's adjusted EBITDA for the second quarter 2018 was $29.4 million compared to adjusted EBITDA from for the second quarter 2017 of $33.0 million.

The Partnership had net income for the six months ended June 30, 2018 of $5.6 million, or $0.14 per limited partner unit. The Partnership had net income for the six months ended June 30, 2017 of $14.6 million, or $0.38 per limited partner unit. The Partnership's adjusted EBITDA for the six months ended June 30, 2018 was $74.2 million compared to adjusted EBITDA for the six months ended June 30, 2017 of $79.8 million.

The Partnership's distributable cash flow for the second quarter 2018 was $11.0 million compared to distributable cash flow for the second quarter 2017 of $19.6 million.

The Partnership's distributable cash flow for the six months ended June 30, 2018 was $37.6 million compared to distributable cash flow for the six months ended June 30, 2017 of $49.9 million.

Revenues for the second quarter 2018 were $216.6 million compared to the second quarter 2017 of $193.9 million. Revenues for the six months ended June 30, 2018 were $500.8 million compared to the six months ended June 30, 2017 of $447.2 million.

Distributable cash flow, EBITDA and adjusted EBITDA are non-GAAP financial measures which are explained in greater detail below under the heading "Use of Non-GAAP Financial Information." The Partnership has also included below a table entitled "Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow" in order to show the components of these non-GAAP financial measures and their reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership's consolidated and condensed financial statements as of and for the three and six months ended June 30, 2018 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on July 25, 2018.

An attachment accompanying this announcement is attached to this 8-K as Exhibit 99.2.

Investors' Conference Call

A conference call to review the second quarter results will be held on Thursday, July 26, 2018 at 8:00 a.m. Central Time. The live conference call can be accessed by calling (877) 878-2695.  For a limited time, an audio replay of the conference call will be available by calling (855) 859-2056. The conference ID is 3192908. The replay will also be archived on Martin Midstream Partners’ website at www.martinmidstream.com

About Martin Midstream Partners

The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: (1) natural gas services, including liquids transportation and distribution services and natural gas storage; (2) terminalling, storage and packaging services for petroleum products and by-products; (3) sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and (4) marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization ("EBITDA"), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders.

Distributable Cash Flow. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA and distributable cash flow should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com or by contacting:

Sharon Taylor - Head of Investor Relations
(877) 256-6644

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2018	December 31, 2017
	(Unaudited)	(Audited)
Assets
Cash	$610	$27
Accounts and other receivables, less allowance for doubtful accounts of $405 and $314, respectively	60,884	107,242
Product exchange receivables	174	29
Inventories (Note 6)	113,100	97,252
Due from affiliates	21,031	23,668
Other current assets	5,368	4,866
Assets held for sale (Note 4)	8,158	9,579
Total current assets	209,325	242,663

Property, plant and equipment, at cost	1,273,392	1,253,065
Accumulated depreciation	(450,564)	(421,137)
Property, plant and equipment, net	822,828	831,928

Goodwill	17,296	17,296
Investment in WTLPG (Note 7)	141,114	128,810
Other assets, net (Note 9)	28,202	32,801
Total assets	$1,218,765	$1,253,498

Liabilities and Partners’ Capital
Trade and other accounts payable	$72,945	$92,567
Product exchange payables	13,015	11,751
Due to affiliates	1,271	3,168
Income taxes payable	400	510
Fair value of derivatives (Note 10)	572	72
Other accrued liabilities (Note 9)	23,093	26,340
Total current liabilities	111,296	134,408

Long-term debt, net (Note 8)	831,928	812,632
Other long-term obligations	10,842	8,217
Total liabilities	954,066	955,257

Commitments and contingencies (Note 15)
Partners’ capital (Note 11)	264,699	298,241
Total partners’ capital	264,699	298,241
Total liabilities and partners' capital	$1,218,765	$1,253,498

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 25, 2018.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Revenues:
Terminalling and storage *	$24,090	$24,695	$48,154	$49,353
Marine transportation *	12,739	12,433	24,193	25,254
Natural gas services*	13,804	14,838	29,160	29,503
Sulfur services	2,787	2,850	5,574	5,700
Product sales: *
Natural gas services	90,643	73,666	249,806	200,323
Sulfur services	35,684	32,027	70,584	71,554
Terminalling and storage	36,824	33,413	73,304	65,560
	163,151	139,106	393,694	337,437
Total revenues	216,571	193,922	500,775	447,247

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	87,642	70,198	230,599	178,377
Sulfur services *	28,739	21,207	52,635	45,690
Terminalling and storage *	33,206	29,897	66,166	58,026
	149,587	121,302	349,400	282,093
Expenses:
Operating expenses *	31,510	32,552	62,964	65,926
Selling, general and administrative *	8,572	8,909	18,240	18,830
Depreciation and amortization	20,891	20,326	40,101	45,662
Total costs and expenses	210,560	183,089	470,705	412,511

Other operating income (loss)	(490)	15	(492)	(140)
Operating income	5,521	10,848	29,578	34,596

Other income (expense):
Equity in earnings of WTLPG	1,131	853	2,726	1,758
Interest expense, net	(13,766)	(11,219)	(26,451)	(22,139)
Other, net	—	520	—	550
Total other expense	(12,635)	(9,846)	(23,725)	(19,831)

Net income (loss) before taxes	(7,114)	1,002	5,853	14,765
Income tax expense	(132)	(13)	(281)	(193)
Net income (loss)	(7,246)	989	5,572	14,572
Less general partner's interest in net (income) loss	145	(19)	(111)	(291)
Less (income) loss allocable to unvested restricted units	6	(3)	(2)	(38)
Limited partners' interest in net income (loss)	$(7,095)	$967	$5,459	$14,243

Net income (loss) per unit attributable to limited partners - basic	$(0.18)	$0.03	$0.14	$0.38
Net income (loss) per unit attributable to limited partners - diluted	$(0.18)	$0.03	$0.14	$0.38
Weighted average limited partner units - basic	38,722	38,357	38,829	37,842
Weighted average limited partner units - diluted	38,722	38,414	38,834	37,895

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 25, 2018.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Revenues:*
Terminalling and storage	$20,507	$20,331	$40,532	$40,035
Marine transportation	4,105	4,187	7,718	8,512
Natural gas services	—	6	—	118
Product Sales	426	724	1,068	2,154
Costs and expenses:*
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	3,099	2,909	7,417	11,803
Sulfur services	4,345	3,767	8,871	7,442
Terminalling and storage	8,009	4,119	14,567	9,186
Expenses:
Operating expenses	14,339	16,452	27,723	32,828
Selling, general and administrative	6,498	6,500	14,219	14,068

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 25, 2018.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Dollars in thousands)

	Partners’ Capital
	Common Limited		General Partner Amount
	Units	Amount		Total
Balances - January 1, 2017	35,452,062	$304,594	$7,412	$312,006
Net income	—	14,281	291	14,572
Issuance of common units, net	2,990,000	51,071	—	51,071
Issuance of restricted units	12,000	—	—	—
Forfeiture of restricted units	(1,750)	—	—	—
General partner contribution	—	—	1,098	1,098
Cash distributions	—	(36,952)	(754)	(37,706)
Unit-based compensation	—	405	—	405
Purchase of treasury units	(200)	(4)	—	(4)
Excess purchase price over carrying value of acquired assets	—	(7,887)	—	(7,887)
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,125	—	1,125
Balances - June 30, 2017	38,452,112	$326,633	$8,047	$334,680

Balances - January 1, 2018	38,444,612	$290,927	$7,314	$298,241
Net income	—	5,461	111	5,572
Issuance of common units, net of issuance related costs	—	(118)	—	(118)
Issuance of restricted units	633,425	—	—	—
Forfeiture of restricted units	(7,000)	—	—	—
Cash distributions	—	(38,433)	(784)	(39,217)
Unit-based compensation	—	520	—	520
Excess purchase price over carrying value of acquired assets	—	(26)	—	(26)
Purchase of treasury units	(18,800)	(273)	—	(273)
Balances - June 30, 2018	39,052,237	$258,058	$6,641	$264,699

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 25, 2018.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Six Months Ended
	June 30,
	2018	2017
Cash flows from operating activities:
Net income	$5,572	$14,572
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,101	45,662
Amortization of deferred debt issuance costs	1,689	1,445
Amortization of premium on notes payable	(153)	(153)
Loss on sale of property, plant and equipment	492	140
Equity in earnings of WTLPG	(2,726)	(1,758)
Derivative (income) loss	(2,069)	2,392
Net cash received (paid) for commodity derivatives	2,569	(6,429)
Unit-based compensation	520	405
Cash distributions from WTLPG	3,000	2,500
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	46,592	29,522
Product exchange receivables	(145)	(13)
Inventories	(15,900)	(19,065)
Due from affiliates	2,632	(9,726)
Other current assets	(699)	(1,372)
Trade and other accounts payable	(17,333)	(4,067)
Product exchange payables	1,264	246
Due to affiliates	(1,897)	(5,774)
Income taxes payable	(110)	(468)
Other accrued liabilities	(5,480)	(2,761)
Change in other non-current assets and liabilities	584	490
Net cash provided by operating activities	58,503	45,788

Cash flows from investing activities:
Payments for property, plant and equipment	(23,566)	(19,756)
Acquisitions	—	(19,533)
Payments for plant turnaround costs	—	(1,591)
Proceeds from sale of property, plant and equipment	98	1,597
Proceeds from repayment of Note receivable - affiliate	—	15,000
Contributions to WTLPG	(12,578)	(145)
Net cash used in investing activities	(36,046)	(24,428)

Cash flows from financing activities:
Payments of long-term debt	(199,000)	(184,000)
Proceeds from long-term debt	218,000	155,000
Proceeds from issuance of common units, net of issuance related costs	(118)	51,071
General partner contribution	—	1,098
Purchase of treasury units	(273)	(4)
Payment of debt issuance costs	(1,240)	(40)
Excess purchase price over carrying value of acquired assets	(26)	(7,887)
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,125
Cash distributions paid	(39,217)	(37,706)
Net cash used in financing activities	(21,874)	(21,343)

Net increase in cash	583	17
Cash at beginning of period	27	15
Cash at end of period	$610	$32
Non-cash additions to property, plant and equipment	$1,811	$3,666

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on July 25, 2018.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended June 30, 2018 and 2017

	Three Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands, except BBL per day)
Revenues:
Services	$25,491	$26,148	$(657)	(3)%
Products	36,823	33,413	3,410	10%
Total revenues	62,314	59,561	2,753	5%

Cost of products sold	33,596	30,474	3,122	10%
Operating expenses	12,909	13,198	(289)	(2)%
Selling, general and administrative expenses	1,334	1,444	(110)	(8)%
Depreciation and amortization	11,690	10,327	1,363	13%
	2,785	4,118	(1,333)	(32)%
Other operating income (loss)	(36)	10	(46)	(460)%
Operating income	$2,749	$4,128	$(1,379)	(33)%

Lubricant sales volumes (gallons)	6,408	5,361	1,047	20%
Shore-based throughput volumes (guaranteed minimum) (gallons)	20,000	41,666	(21,666)	(52)%
Smackover refinery throughput volumes (guaranteed minimum BBL per day)	6,500	6,500	—	—%

Comparative Results of Operations for the Six Months Ended June 30, 2018 and 2017

	Six Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands, except BBL per day)
Revenues:
Services	$50,994	$52,579	$(1,585)	(3)%
Products	73,303	65,560	7,743	12%
Total revenues	124,297	118,139	6,158	5%

Cost of products sold	67,098	59,168	7,930	13%
Operating expenses	26,356	27,160	(804)	(3)%
Selling, general and administrative expenses	2,590	2,769	(179)	(6)%
Depreciation and amortization	21,849	25,804	(3,955)	(15)%
	6,404	3,238	3,166	98%
Other operating loss	(36)	(3)	(33)	1,100%
Operating income	$6,368	$3,235	$3,133	97%

Lubricant sales volumes (gallons)	12,318	10,695	1,623	15%
Shore-based throughput volumes (guaranteed minimum) (gallons)	20,000	83,332	(63,332)	(76)%
Smackover refinery throughput volumes (guaranteed minimum) (BBL per day)	6,500	6,500	—	—%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Natural Gas Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2018 and 2017

	Three Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues:
Services	$13,804	$14,838	$(1,034)	(7)%
Products	90,643	73,666	16,977	23%
Total revenues	104,447	88,504	15,943	18%

Cost of products sold	88,394	71,003	17,391	24%
Operating expenses	5,895	5,567	328	6%
Selling, general and administrative expenses	1,759	2,115	(356)	(17)%
Depreciation and amortization	5,304	6,205	(901)	(15)%
	3,095	3,614	(519)	(14)%
Other operating income (loss)	(120)	5	(125)	(2,500)%
Operating income	$2,975	$3,619	$(644)	(18)%

Distributions from WTLPG	$1,500	$1,300	$200	15%

NGL sales volumes (Bbls)	1,743	1,794	(51)	(3)%

Comparative Results of Operations for the Six Months Ended June 30, 2018 and 2017

	Six Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues:
Services	$29,160	$29,503	$(343)	(1)%
Products	249,806	200,323	49,483	25%
Total revenues	278,966	229,826	49,140	21%

Cost of products sold	232,142	180,306	51,836	29%
Operating expenses	11,675	11,225	450	4%
Selling, general and administrative expenses	4,829	5,166	(337)	(7)%
Depreciation and amortization	10,605	12,366	(1,761)	(14)%
	19,715	20,763	(1,048)	(5)%
Other operating income (loss)	(120)	5	(125)	(2,500)%
Operating income	$19,595	$20,768	$(1,173)	(6)%

Distributions from WTLPG	$3,000	$2,500	$500	20%

NGL sales volumes (Bbls)	5,184	4,604	580	13%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2018 and 2017

	Three Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues:
Services	$2,787	$2,850	$(63)	(2)%
Products	35,684	32,027	3,657	11%
Total revenues	38,471	34,877	3,594	10%

Cost of products sold	28,829	21,297	7,532	35%
Operating expenses	2,929	3,417	(488)	(14)%
Selling, general and administrative expenses	1,046	1,007	39	4%
Depreciation and amortization	2,086	2,030	56	3%
	3,581	7,126	(3,545)	(50)%
Other operating income	16	—	16
Operating income	$3,597	$7,126	$(3,529)	(50)%

Sulfur (long tons)	178	192	(14)	(7)%
Fertilizer (long tons)	93	71	22	31%
Total sulfur services volumes (long tons)	271	263	8	3%

Comparative Results of Operations for the Six Months Ended June 30, 2018 and 2017

	Six Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues:
Services	$5,574	$5,700	$(126)	(2)%
Products	70,584	71,554	(970)	(1)%
Total revenues	76,158	77,254	(1,096)	(1)%

Cost of products sold	52,816	45,871	6,945	15%
Operating expenses	5,841	6,664	(823)	(12)%
Selling, general and administrative expenses	2,081	2,028	53	3%
Depreciation and amortization	4,150	4,063	87	2%
	11,270	18,628	(7,358)	(39)%
Other operating income (loss)	14	(22)	36	(164)%
Operating income	$11,284	$18,606	$(7,322)	(39)%

Sulfur (long tons)	354	409	(55)	(13)%
Fertilizer (long tons)	181	165	16	10%
Total sulfur services volumes (long tons)	535	574	(39)	(7)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Dollars and volumes in thousands, except BBL per day)

Marine Transportation Segment

Comparative Results of Operations for the Three Months Ended June 30, 2018 and 2017

	Three Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues	$13,168	$13,144	$24	—%
Operating expenses	10,374	11,062	(688)	(6)%
Selling, general and administrative expenses	87	71	16	23%
Depreciation and amortization	1,811	1,764	47	3%
	896	247	649	263%
Other operating loss	(350)	—	(350)
Operating income	$546	$247	$299	121%

Comparative Results of Operations for the Six Months Ended June 30, 2018 and 2017

	Six Months Ended June 30,		Variance	Percent Change
	2018	2017
	(In thousands)
Revenues	$25,196	$26,558	$(1,362)	(5)%
Operating expenses	20,278	22,155	(1,877)	(8)%
Selling, general and administrative expenses	163	175	(12)	(7)%
Depreciation and amortization	3,497	3,429	68	2%
	$1,258	$799	$459	57%
Other operating loss	(350)	(120)	(230)	192%
Operating income	$908	$679	$229	34%

Non-GAAP Financial Measures

The following table reconciles the non-GAAP financial measurements used by management to our most directly comparable GAAP measures for the three and six months ended June 30, 2018 and 2017, which represents EBITDA, Adjusted EBITDA and Distributable Cash Flow.

Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(in thousands)
Net income (loss)	$(7,246)	$989	$5,572	$14,572
Adjustments:
Interest expense, net	13,766	11,219	26,451	22,139
Income tax expense	132	13	281	193
Depreciation and amortization	20,891	20,326	40,101	45,662
EBITDA	27,543	32,547	72,405	82,566
Adjustments:
Equity in earnings of WTLPG	(1,131)	(853)	(2,726)	(1,758)
(Gain) loss on sale of property, plant and equipment	490	(15)	492	140
Unrealized mark-to-market on commodity derivatives	654	(200)	500	(4,037)
Distributions from WTLPG	1,500	1,300	3,000	2,500
Unit-based compensation	388	219	520	405
Adjusted EBITDA	29,444	32,998	74,191	79,816
Adjustments:
Interest expense, net	(13,766)	(11,219)	(26,451)	(22,139)
Income tax expense	(132)	(13)	(281)	(193)
Amortization of debt premium	(76)	(76)	(153)	(153)
Amortization of deferred debt issuance costs	870	724	1,689	1,445
Payments for plant turnaround costs	—	(197)	—	(1,591)
Maintenance capital expenditures	(5,370)	(2,618)	(11,372)	(7,286)
Distributable Cash Flow	$10,970	$19,599	$37,623	$49,899